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                                                                   EXHIBIT 10.58

                                  BILL OF SALE

                 This Bill of Sale is made on February 12, 2003

                                       BY

                       FIRST UNION COMMERCIAL CORPORATION,

   whose address is One First Union Center, 301 S. College Street, 20th Floor,
                              Charlotte, NC 28202,

                             referred to as Seller,

                                       TO

                               CHASE FACILE, INC.,

      whose address is 26 Summer Street, Bridgewater, Massachusetts 02324,

                              referred to as Buyer.

 The words "Buyer" and "Seller" include all Buyers and all Sellers named above.

1. TRANSFER OF OWNERSHIP. The Seller hereby grants, sells, assigns, delivers and transfers to the Buyer ownership of and title to the property described below. The Seller has been paid $10.00 and other good and valuable consideration for making this transfer.

2. PROPERTY. The following property is sold to the Buyer (referred to as the " Property"); without recourse, representation or warranty as to condition, quality or operability:

     -    See Schedule A attached.

3. TITLE. Seller represents and warrants to Buyer that (a) by the terms of this Bill of Sale, Buyer will acquire good and marketable title to the Property; and (b) Seller has the right to sell the Property. The Property is being sold in its " as is" " where is" condition, without representation or warranty by Seller except as otherwise set forth in this paragraph 3.

4.   SIGNATURES. The Seller agrees to the terms of this Bill of Sale.

Attested by:                          FIRST UNION COMMERCIAL CORPORATION, by its
                                      Parent, WACHOVIA BANK, NATIONAL
                                      ASSOCIATION

/s/ Wendolyn L. London                By:  /s/ Frances Straus
---------------------------                -----------------------
                                      Name:  Frances Straus
                                      Title: Vice President

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                                   SCHEDULE A
                               ASSETS - EQUIPMENT

                                      ITEMS

     1.   Laminator #1 75" Coater -
               Comprising: Midland 30" dia. Turret R/S, Web Controls, Corona Treater, Direct Coater, Static Mixer, Black Clawson Doybel Offset Coating Unit, (2) Ink Mixers, Midland Ross 30' Flotation Over,
               (3) Roll Chill, Midland Ross Turret Unwind with tension control, Midland Ross Turret Unwind with tension control, Midland Ross Turret Unwind with tension control, Dual Nip, Midland Ross load cell station, Arc Machine Turret Rewind 40" dia. with tension control, Chromalux Hot Oil system for heating nips, Chiller, Two New Burners and duct work for oven, Honeywell Truline for Process Control, (2) Zone Controls, (3) set rolls for each configuration,
               (24) rubber rollers, (15) engraved rolls

     2.   Englehard Oxidizer -
               Comprising: RTO (3) chamber oxidizer, Additional Stoneware for Heads, Allen Bradley Controls, Computer Controlled - Fully Integrated System.

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                         SECURED CREDITOR'S BILL OF SALE
        This Secured Creditor's Bill of Sale is made on February 12, 2003

                                       BY

          WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY KNOWN AS FIRST
                              UNION NATIONAL BANK,

           whose address is 190 River Road, Summit, New Jersey 07901,

                             referred to as Seller,

                                       TO

                               CHASE FACILE, INC.,

      whose address is 26 Summer Street, Bridgewater, Massachusetts 02324,

                              referred to as Buyer.

 The words "Buyer" and "Seller" include all Buyers and all Sellers named above.

                                   BACKGROUND

5. Seller has previously made loans to Riverside Acquisition, Inc., n/k/a Facile Group, Inc., ("Facile Group"), repayment of which loans was guaranteed by, inter alia, Facile Holdings, Inc., n/k/a Facile, Inc. ("Facile"), and Riverside Properties, Inc., f/k/a Nylex Properties, Inc. (collectively with Facile Group, the "Companies"); and secured by a lien on all of the assets of the Companies (the "Collateral").

6. Facile Group defaulted on its obligations to Seller, and Seller desires to foreclose on and dispose of certain of the Collateral (the "Foreclosed Property") pursuant to a foreclosure sale conducted by Seller pursuant to N.J.S.A. Section 12A:9-610 (the "Foreclosure Sale").

7. Buyer desires to acquire the Foreclosed Property at the Foreclosure Sale in accordance with the terms hereof.

NOW THEREFORE, with the foregoing recitals being incorporated by reference herein, Seller and Buyer hereby agree as follows:

TRANSFER OF OWNERSHIP. THE SELLER HEREBY GRANTS, SELLS, ASSIGNS, DELIVERS AND TRANSFERS TO THE BUYER WHATEVER TITLE THE SELLER HAS IN THE FORECLOSED PROPERTY MORE FULLY SET FORTH ON THE SCHEDULE OF ASSETS ATTACHED HERETO AS EXHIBIT A AND INCORPORATED BY REFERENCE HEREIN, EXCLUDING, HOWEVER, (i) THE EQUIPMENT SET FORTH ON EXHIBIT B ATTACHED HERETO (THE "EXCLUDED EQUIPMENT"). THE BUYER HAS DELIVERED THE SUM OF $4,807,000 IN CASH TO THE SELLER CONTEMPORANEOUSLY WITH THE

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EXECUTION OF THIS BILL OF SALE, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED,
TOGETHER WITH OTHER GOOD AND VALUABLE CONSIDERATION FOR MAKING THIS TRANSFER AS WELL AS THE TRANSFER BEING MADE TO THE BUYER SIMULTANEOUSLY HEREWITH BY SEPARATE BILL OF SALE FROM FIRST UNION COMMERCIAL CORPORATION.

PROPERTY. THE FORECLOSED PROPERTY IS SOLD TO THE BUYER WITHOUT RECOURSE, REPRESENTATION OR WARRANTY AS TO CONDITION, QUALITY OR OPERABILITY.

DISCLAIMER. THE FORECLOSED PROPERTY IS BEING SOLD IN ITS "AS IS" "WHERE IS" CONDITION, WITHOUT REPRESENTATION OR WARRANTY BY SELLER. THERE IS NO WARRANTY RELATING TO TITLE, POSSESSION, QUIET ENJOYMENT OR THE LIKE IN THIS DISPOSITION.

RELEASE. BUYER HEREBY RELEASES AND FOREVER DISCHARGES THE SELLER, AND ITS PREDECESSORS, SUCCESSORS AND ASSIGNS, ITS PARENTS, SUBSIDIARIES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS AND ATTORNEYS, ANY AFFILIATED CORPORATIONS, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS AND ATTORNEYS, FROM ANY AND ALL CAUSES OF ACTION, SUITS, LIABILITIES, DEBTS, DAMAGES, CONTROVERSIES, AGREEMENTS, TRESPASSES, JUDGMENTS, EXECUTIONS, DEMANDS AND CLAIMS OF ANY NATURE WHATSOEVER, WHETHER IN LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN, AND ANY AND ALL RIGHTS, DUTIES, LIABILITIES AND OBLIGATIONS, WHETHER PRESENTLY ENFORCEABLE OR ENFORCEABLE IN THE FUTURE, BY REASON OF ANY MATTER OR CAUSE WHATSOEVER FROM THE BEGINNING OF TIME TO THE DATE OF ITS EXECUTION OF THIS BILL OF SALE ARISING OUT OF OR IN ANY WAY RELATED TO THE FORECLOSURE SALE OR THE FORECLOSED PROPERTY.

POWER OF ATTORNEY. SELLER HEREBY APPOINTS BUYER, ITS SUCCESSORS AND ASSIGNS, AS SELLER'S TRUE AND LAWFUL ATTORNEY, WITH FULL POWER OF SUBSTITUTION, IN SELLER'S NAME BUT ON BEHALF AND FOR THE BENEFIT OF BUYER, ITS SUCCESSORS AND ASSIGNS, TO DEMAND AND RECEIVE ANY AND ALL OF THE FORECLOSED PROPERTY, AND TO GIVE RECEIPTS AND RELEASES FOR AND IN RESPECT OF THE SAME AND ANY PART THEREOF, AND FROM TIME TO TIME TO INSTITUTE AND PROSECUTE IN SELLER'S NAME OR OTHERWISE, FOR THE BENEFIT OF BUYER, ITS SUCCESSORS AND ASSIGNS, ANY AND ALL PROCEEDINGS AT LAW, IN EQUITY OR OTHERWISE, WHICH BUYER, ITS SUCCESSORS OR ASSIGNS MAY DEEM PROPER FOR THE COLLECTION OR REDUCTION TO POSSESSION OF ANY OF THE PROPERTY OR FOR THE COLLECTION AND ENFORCEMENT OF ANY CLAIM OR RIGHT OF ANY KIND HEREBY SOLD, CONVEYED, TRANSFERRED AND ASSIGNED, OR INTENDED SO TO BE, AND TO DO ALL ACTS RELATING TO THE FORECLOSED PROPERTY WHICH BUYER, ITS SUCCESSORS OR ASSIGNS SHALL DEEM DESIRABLE. SELLER HEREBY DECLARES THAT THE FOREGOING POWERS ARE COUPLED WITH AN INTEREST AND ARE AND SHALL BE IRREVOCABLE BY SELLER OR BY ITS DISSOLUTION OR IN ANY MANNER OR FOR ANY REASON WHATSOEVER. TO THE EXTENT THAT SELLER SHALL INCUR ANY COSTS AND EXPENSES IN CONNECTION WITH BUYER'S EXERCISE OF THE FOREGOING POWER OF ATTORNEY, INCLUDING WITHOUT LIMITATION, ATTORNEY'S FEES, BUYER SHALL INDEMNIFY AND HOLD HARMLESS SELLER FOR ALL SUCH COSTS AND EXPENSES.

SIGNATURES. THE SELLER AND THE BUYER AGREE TO THE TERMS OF THIS BILL OF SALE.

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MISCELLANEOUS. THIS AGREEMENT WILL BIND, BENEFIT AND BE ENFORCEABLE BY AND
AGAINST THE PARTIES, THEIR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, ESTATES, SUCCESSORS AND ASSIGNS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED AND DELIVERED WILL BE AN ORIGINAL HEREOF, AND IT WILL NOT BE NECESSARY IN MAKING PROOF OF THIS AGREEMENT TO PRODUCE OR ACCOUNT FOR MORE THAN ONE COUNTERPART HEREOF. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY AND BUYER CONSENTS TO SUBMIT TO THE JURISDICTION OF THE STATE OR FEDERAL COURTS OF NEW JERSEY. ANY ACTION BY ANY PARTIES TO THIS AGREEMENT IN ANY WAY RELATING TO THIS AGREEMENT SHALL BE BROUGHT ONLY AND EXCLUSIVELY IN NEW JERSEY.

SELLER:

Attested by:                         WACHOVIA BANK, NATIONAL ASSOCIATION
                                     formerly known as First Union National Bank

/s/ Christopher Ford                 By: /s/ Frances Straus
--------------------                     ---------------------------------
                                     Name:   Frances Straus
                                     Title:  Vice President

BUYER:

Attested by:                         CHASE FACILE, INC.

                                     By: /s/ Everett Chadwick
---------------------------              ---------------------------------
                                     Name:   Everett Chadwick
                                     Title:  Treasurer

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                                    EXHIBIT A

                              (FORECLOSED PROPERTY)

All accounts receivable, equipment and inventory owned by Facile, Inc., formerly known as Facile Holdings, Inc., including without limitation, the property included in the attachments to this Exhibit A, but excluding the leased equipment which is set forth on Exhibit B to the Bill of Sale to which this Exhibit A is attached.


Attachments:
       Accounts Receivable
       Inventory
       Machinery and Equipment

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                                    EXHIBIT B

                              (EXCLUDED EQUIPMENT)

All equipment leased by Facile, Inc., formerly known as Facile Holdings, Inc., including, without limitation, that certain Laminator #1 and Oxidizer which are being transferred to the Buyer by separate Bill of Sale from First Union Commercial Corporation contemporaneously herewith.